POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
David H. Longhurst
Secretary


                 Name                                                  Title

                                                                     President
       /s/ Kevin A. Rowell                         (Principal Executive Officer)
--------------------------------------------
           Kevin A. Rowell

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
       David H. Longhurst
       Secretary


             Name                                                  Title


      /s/ Roger F. Harbin               Chairman, Trustee and Sr. Vice President
----------------------------------
          Roger F. Harbin

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
    David H. Longhurst
     Secretary



             Name                                                  Title


   /s/ Ronald L. Spaulding                                    Vice President
------------------------------------
      Ronald L. Spaulding

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Assistant Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ Stephen D. Collier
       Stephen D. Collier
       Assistant Secretary


          Name                                                  Title

                                                            Vice President
                                                              Controller
                                                              Secretary
    /s/ David H. Longhurst                                    Treasurer
 -----------------------------------
    David H. Longhurst                             (Principal Financial Officer)

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
   David H. Longhurst
      Secretary


             Name                                                  Title


   /s/ Scott M. Boggs                                             Trustee
--------------------------------------------
      Scott M. Boggs

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
       David H. Longhurst
       Secretary


               Name                                                  Title


/s/ Barbara J. Dingfield                                             Trustee
------------------------------------
      Barbara J. Dingfield

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
       David H. Longhurst
       Secretary


          Name                                                  Title


    /s/ Richard E. Lundgren                                   Trustee
------------------------------------
          Richard E. Lundgren

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
     David H. Longhurst
      Secretary


             Name                                                Title


         /s/ Larry L. Pinnt                                     Trustee
--------------------------------------------
            Larry L. Pinnt

                                POWER OF ATTORNEY

SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, each a Delaware business trust (the "Trusts"), and their undersigned officer/trustee, hereby nominate, constitute and appoint Roger F. Harbin and Kevin A. Rowell (with full power to each of them to act alone) their/his/her true and lawful attorney-in-fact and agent, for them/him/her and on their/his/her behalf and in their/his/her name, place and stead in any and all capacities, to make, execute and sign any and all amendments to the Trusts' registration statements on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trusts, any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act requisite and necessary and/or appropriate as fully and with all intents and purposes as the Trusts themselves and the undersigned officer/trustee himself/herself might or could do.

IN WITNESS WHEREOF, SAFECO COMMON STOCK TRUST, SAFECO TAXABLE BOND TRUST, SAFECO TAX-EXEMPT BOND TRUST, SAFECO MANAGED BOND TRUST, SAFECO MONEY MARKET TRUST, and SAFECO RESOURCE SERIES TRUST, have caused this power of attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officer/trustee has executed such power of attorney, on the 27th day of June, 2003.

                                                    SAFECO COMMON STOCK TRUST
                                                    SAFECO TAXABLE BOND TRUST
                                                    SAFECO TAX-EXEMPT BOND TRUST
                                                    SAFECO MANAGED BOND TRUST
                                                    SAFECO MONEY MARKET TRUST
                                                    SAFECO RESOURCE SERIES TRUST

                                                     By:  /s/ Kevin A. Rowell
                                                              Kevin A. Rowell
                                                              President

ATTEST:


/s/ David H. Longhurst
       David H. Longhurst
       Secretary


            Name                                                  Title


   /s/ John W. Schneider                                         Trustee
--------------------------------------------
        John W. Schneider